EX.99.906
EXHIBIT C
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         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant  to Section  906 of the  Sarbanes-Oxley  Act of 2002,  each of the undersigned officers of the Blue and White Funds Trust, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Blue and White Funds Trust for the period ended August 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Blue and White Funds Trust for the stated period.

/s/ RAMI RAHIMI                         /s/ SHLOMO EPLBOIM
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Rami Rahimi                             Shlomo Eplboim

President, Blue and White Funds Trust   Treasurer, Blue and White Funds Trust

Dated: 11/20/2003                       Dated: 11/6/2003
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This statement  accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Blue and White Funds Trust for purposes of the Securities Exchange Act of 1934.